FINANCIAL INVESTORS TRUST

Grandeur Peak Global Reach Fund

(the “Fund”)

SUPPLEMENT DATED APRIL 16, 2014 TO THE FUND’S PROSPECTUS DATED MAY 1, 2013, AS SUPPLEMENTED FROM TIME TO TIME

This Supplement updates certain information contained in the Prospectus for the Fund dated May 1, 2013, as supplemented from time to time. You should retain this Supplement and the Prospectus for future reference. Additional copies of the Prospectus may be obtained free of charge by visiting our web site at www.grandeurpeakglobal.com or calling us at 1.855.377.PEAK (7325).

Effective as of the close of business on April 30, 2014, the Fund will close to new investors, except as described below:

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A financial advisor whose clients have established accounts in the Fund as of April 30, 2014 may continue to open new accounts in the Fund for any of its existing or new clients, as long as their clearing platform will allow this exception.

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Existing or new participants in a qualified retirement plan, such as a 401(k) plan, profit sharing plan, 403(b) plan or 457 plan, which has an existing position in the Fund as of April 30, 2014, may continue to open new accounts in the Fund. In addition, if such qualified retirement plans have a related retirement plan formed in the future, this plan may also open new accounts in the Fund, as long as their clearing platform will allow this exception.

This change will affect new investors seeking to purchase shares of the Fund either directly or through third party intermediaries. Existing shareholders of the Fund may continue to purchase additional shares of the Fund.

As described in the Prospectus, the Fund’s investment adviser, Grandeur Peak Global Advisors, LLC, retains the right to make exceptions to any action taken to close the Fund or limit inflows into the Fund.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE